UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
FEDERAL SIGNAL CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

April 14, 2009
Dear Fellow Federal Signal Stockholder:
We have enclosed important information regarding your investment in Federal Signal. I encourage you to review it carefully.
We urge you to vote FOR your Company’s highly regarded and accomplished Board of Directors. Please use the WHITE proxy card to vote TODAY — by telephone, by Internet or by signing, dating and returning your WHITE proxy card in the enclosed postage-paid envelope.
On behalf of Federal Signal’s Board of Directors, I thank you for your continued support.
Sincerely,
John McCartney
Director
Federal Signal Corporation

Your Vote Is Important, No Matter How Many Or How Few Shares You Own.
If you have questions about how to vote your shares, or need additional assistance, please contact the firm assisting us in the solicitation of proxies:
INNISFREE M&A INCORPORATED
Stockholders Call Toll-Free: (877) 800-5186
Banks and Brokers Call Collect: (212) 750-5833
IMPORTANT
We urge you NOT to sign any gold proxy card sent to you by Warren Kanders.
If you have already done so, you have every legal right to change your vote by using the enclosed WHITE proxy card to vote TODAY—by telephone,
by Internet, or by signing, dating and returning the WHITE proxy card in the postage-paid envelope provided.

AN IMPORTANT MESSAGE TO ALL FEDERAL SIGNAL
STOCKHOLDERS
MAKE YOUR VOTE COUNT AT FEDERAL SIGNAL’S
2009 ANNUAL MEETING
VOTE THE WHITE PROXY CARD TODAY
Advancing security and well-being

FORWARD LOOKING LANGUAGE
These materials may contain words such as “may,” “will,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “project,” “estimate” and “objective” or the negative thereof or similar terminology concerning Federal Signal’s future financial performance, business strategy, plans, goals and objectives. These expressions are intended to identify forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning Federal Signal’s possible or assumed future performance or results of operations and are not guarantees. While these statements are based on assumptions and judgments that management has made in light of industry experience as well as perceptions of historical trends, current conditions, expected future developments and other factors believed to be appropriate under the circumstances, they are subject to risks, uncertainties and other factors that may cause Federal Signal’s actual results, performance or achievements to be materially different from those stated. Such risks and uncertainties include but are not limited to: economic conditions in various regions, product and price competition, supplier and raw material prices, foreign currency exchange rate changes, interest rate changes, increased legal expenses and litigation results, legal and regulatory developments and other risks and uncertainties described in filings with the Securities and Exchange Commission.

FEDERAL SIGNAL IS POSITIONED FOR GROWTH
Since 2008, your Board and management team have taken a series of actions to position the Company for future growth and enhance stockholder value:
• APPOINTED A NEW EXECUTIVE MANAGEMENT TEAM FOLLOWING A ROBUST SEARCH PROCESS
· Bill Osborne appointed president and CEO
· Bill Barker appointed senior vice president and CFO
• DIVESTED UNDERPERFORMING ASSETS
· Divested the cyclical and nonstrategic Tool business and the unprofitable E-ONE business
• ENHANCED LIQUIDITY
· Liquidated municipal leasing portfolio, completed sale leaseback of two manufacturing facilities
· Reduced debt by approximately $150mm in 2008
· Stronger balance sheet in today’s credit environment enhances flexibility to invest in growth
• COMPLETED EXPANSION OF BRONTO PRODUCTION FACILITY AND INITIATED EXPANSION OF VACTOR/GUZZLER PLANT
· Enables higher volume/reduced cost production for consistent operating margins
• NEW MANAGEMENT TEAM ACTED QUICKLY AND DECISIVELY TO INITIATE $20 MILLION ANNUAL COST SAVINGS PROGRAM WITHIN FIRST 60 DAYS AFTER BILL OSBORNE TOOK OFFICE
FEDERAL SIGNAL HAS LEADERSHIP POSITIONS IN MOST MARKETS, STRONG BRANDS, AN INCREASING GLOBAL
PRESENCE AND A STRONG CUSTOMER BASE.
1

FEDERAL SIGNAL HAS THE RIGHT STRATEGIC PLAN TO BUILD STOCKHOLDER VALUE
Federal Signal is executing a two-pronged strategy to deliver growth and enhance earnings and cash flow:
• DRIVING GROWTH THROUGH THE PUBLIC SAFETY SYSTEMS PLATFORM
· On track to become a global leader in the public safety systems market
· Currently generates over $200 million of revenue at attractive margins
· Considerable room for growth in the multi-billion dollar global market for public safety and intelligent transportation systems
· Service delivery model to drive growth through faster market penetration
• INCREASING MARGINS AND EXTRACTING EFFICIENCIES
· Environmental Solutions Group — streamline product offerings and reduce product design costs
· Safety & Security Systems Group — outsource non-core manufacturing, consolidate excess capacity and simplify our business structure
· Fire Rescue Group (Bronto) — continue margin improvement efforts
2

FEDERAL SIGNAL’S BOARD HAS A RECORD OF STRONG CORPORATE GOVERNANCE AND IS COMMITTED TO SERVING THE BEST INTERESTS OF ALL STOCKHOLDERS
Federal Signal’s Board is engaged, proactive and has a proven record of strong governance practices:
· Independent Board and Committees
· Five new directors, out of nine continuing directors, have joined the Board since 2005, including two new independent stockholder-proposed directors, added in 2008
· Separate Chairman and CEO since 2004, and a stated commitment to name a new independent Chairman following the 2009 Annual Meeting
· Active and involved Board held 13 Board meetings in 2008
· Federal Signal’s directors have extensive management and/or leadership experience
· Stock ownership aligned with stockholder value creation
· No poison pill
· No related-party dealings
· Compensation program provides appropriate incentives for superior performance
ACCORDING TO RISKMETRICS/ISS, ONE OF THE NATION’S LEADING INDEPENDENT PROXY ADVISORY SERVICES, FEDERAL SIGNAL HAD A CORPORATE
GOVERNANCE QUOTIENT (CGQ®) RATING BETTER THAN 89.8% OF S&P 400 COMPANIES AND BETTER THAN 96.3% OF CAPITAL GOODS COMPANIES, AS OF APRIL 1, 2009.
THIS MEANS THAT FEDERAL SIGNAL’S CORPORATE GOVERNANCE OUTPERFORMED APPROXIMATELY 90% OF THE COMPANIES IN THE
S&P 400 AND 96% OF ITS INDUSTRY PEERS.
3

VOTE FOR FEDERAL SIGNAL’S HIGHLY QUALIFIED NOMINEES
Your Board believes that each director should contribute specific expertise and perspectives that in the aggregate benefit the best interests of all stockholders
After careful consideration, your Board unanimously determined that
Jim Goodwin, Bill Osborne and Joe Wright are the most qualified candidates as they have, in the opinion of the Board, the requisite experience and a deeper knowledge of the Company’s business than the nominees proposed by one insurgent stockholder.
JAMES E. GOODWIN
• Independent director of Federal Signal, since 2005
• Former interim president and CEO of Federal Signal — oversaw substantial progress in Company’s transformation from, December 2007 to September 2008
• Former chairman and CEO of United Airlines
• Director of AAR, First Chicago Bank
& Trust, John Bean Technologies
• Strong relationship with FSS stockholders

WILLIAM H. OSBORNE
• President and CEO of Federal Signal, appointed September 2008
• Wealth of experience building and leading complex global organizations
• Strong customer focus in industrial and municipal markets
• Extensive experience in product design, development and engineering
• Served as president and CEO of Ford of Australia
• Served as president and CEO of Ford of Canada
• Prior to joining Ford, held positions at Chrysler and General Motors
JOSEPH R. WRIGHT
• Independent director of Federal Signal, appointed April 2008 as part of stockholder agreement
• CEO and a director of Scientific Games
• Extensive executive leadership and public company board experience
• Former member of the President’s National Security Telecommunications Advisory Committee; former EVP and vice-chairman, W. R. Grace; former member of the Department of Defense Business Board
•V ice-chairman of Terremark
Worldwide; former chairman of Intelsat
5

WARREN KANDERS — A REJECTED CEO CANDIDATE AND DISSIDENT STOCKHOLDER — WITH NO PLAN AND NO IDEAS TO BUILD VALUE
WE BELIEVE WARREN KANDERS WANTS BOARD SEATS AT FEDERAL SIGNAL TO IMPOSE HIS SELF-SERVING AGENDA
· In 2008, Federal Signal’s Board considered and rejected Kanders as CEO candidate
· Shortly thereafter, Kanders embarked on a disruptive publicity campaign in an attempt to discredit Federal Signal
WHILE WARREN KANDERS IS QUICK TO CRITICIZE
FEDERAL SIGNAL, HE HAS PROVIDED NOPLAN AND NOIDEAS TO BUILD STOCKHOLDER VALUE
WARREN KANDERS HAS A TRACK RECORD OF INSTALLING DIRECTORS WITH LONG-STANDING TIES TO HIMSELF
WARREN KANDERS’ RECORD OF STOCKHOLDER VALUE CREATION IS INCONSISTENT
· Kanders has presided over decreasing stockholder value at a number of public companies with which he is or has been involved
WARREN KANDERS’ #1 PRIORITY IS PAYING HIMSELF
· Kanders has extracted approximately $6.5 million from his affiliated companies
WARREN KANDERS’ AGENDA IS NOTIN THE BEST INTERESTS OF FEDERAL SIGNAL’S STOCKHOLDERS.
6

KANDERS’ NOMINEES ARE NOT INDEPENDENT OF KANDERS
NICHOLAS SOKOLOW
Partner, Lebow & Sokolow LLP
NO operational experience in the markets in which FSS operates, with the exception of Armor Holdings, where Kanders served as CEO
Relationship with Kanders:
· Has served on 3 boards alongside Kanders: Stamford Industrial, Clarus, Armor Holdings
Track record of stockholder value destruction
· Named defendant in 6 of 8 lawsuits filed in ‘97 for conspiring to take Rexel private for as little cost as possible to the detriment of shareholders
Sokolow’s law firm was paid $124K for legal services by Armor Holdings during fiscal 2003
As chairman of Compensation & Benefits Committee at Armor Holdings, Sokolow approved $17 million golden parachute for Kanders
STEVEN R. GERBSMAN
Principal, Gerbsman Partners, Crisis & Private Investment Consulting Firm
NO public company board experience
NO operational experience in the markets in which FSS operates
NO proven track record of creating shareholder value as a director of a public company
Relationship with Kanders:
Armor Holdings: Managed trust invested in Armor Holdings Langer: Managed trust invested in Langer. At time of sale, Kanders was a 40% shareholder in Langer Beard: Served as Kanders’ representative when Kanders became a 6.2% stockholder of Beard
WE BELIEVE KANDERS’ NOMINEES ARE NOT INDEPENDENT OF KANDERS, AND, IF ELECTED, WOULD WORK ONLY TO
ADVANCE WARREN KANDERS’ INTERESTS.
7

FEDERAL SIGNAL’S BOARD AND MANAGEMENT HAVE THE EXPERIENCE AND STRATEGIC PLAN TO ENHANCE VALUE FOR ALL STOCKHOLDERS
• FEDERAL SIGNAL IS THE LEADER IN PROVIDING TOTAL SOLUTIONS FOR THE SAFETY, SECURITY AND WELL-BEING OF COMMUNITIES AND WORKPLACES AROUND THE WORLD
• FEDERAL SIGNAL’S BOARD OF DIRECTORS AND MANAGEMENT TEAM HAVE UNDERTAKEN A SERIES OF ACTIONS TO POSITION THE COMPANY FOR SUSTAINABLE AND PROFITABLE GROWTH AND TO DRIVE
STOCKHOLDER VALUE
· Appointed a new executive management team led by Bill Osborne and Bill Barker
· Strengthened the balance sheet by divesting non-core assets
· Developed a two-pronged strategy to deliver consistent, profitable growth, enhanced earnings and cash flow and stockholder value
• AFTER CAREFULLY CONSIDERING A NUMBER OF INDIVIDUALS, INCLUDING WARREN KANDERS’ NOMINEES, YOUR BOARD UNANIMOUSLY DETERMINED THAT JIM GOODWIN, BILL OSBORNE AND JOE WRIGHT WOULD BEST SERVE THE INTERESTS OF ALL FEDERAL SIGNAL STOCKHOLDERS

FEDERAL SIGNAL HAS POSITIONED ITSELF TO CAPITALIZE ON THE GROWING GLOBAL DEMAND FOR PUBLIC SAFETY AND INTELLIGENT TRANSPORTATION SOLUTIONS — SERVING AN INCREASINGLY RECEPTIVE
AND BETTER-FUNDED CUSTOMER BASE.

YOUR CHOICE IS CLEAR
Protect Your Investment. Vote FOR Your Board’s Nominees On The WHITE Proxy Card Today.
• WILLIAM H. OSBORNE • JAMES E. GOODWIN • JOSEPH R. WRIGHT
We urge you to protect your investment and not risk Federal Signal’s future and prospects by exposing Federal Signal to Warren Kanders and his nominees.
Support Your Board And Management By Signing, Dating And Returning The Enclosed WHITE Proxy Card Today.
YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN.
If you have questions about how to vote your shares, or need additional assistance, please contact the firm assisting us in the solicitation of proxies:
INNISFREE M&A INCORPORATED Stockholders Call Toll-Free: (877) 800-5186